UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

UONLIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26119	87-0629754
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1107, Tower 1, Lippo Centre

89 Queensway, Admiralty, Hong Kong

(Address of principal executive offices)

+852 2392 2326

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On March 2, 2020, pursuant to a Definitive Share Exchange Agreement, Uonlive Corporation (the “Company”) acquired 100% of the issued and outstanding capital stock of Asia Image Investing Limited, a Hong Kong based company, specializing in trade and consulting in Hong Kong. The Company issued 100,000 shares of common stock, representing 4.8% of the Company’s outstanding shares of common stock, calculated post-issuance in exchange for the 100% issued and outstanding capital stock of Asia Image Investing Limited.

Raymond Fu, Chief Executive Officer of Uonlive Corporation stated this will be a great acquisition for the company going forward.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UONLIVE CORPORATION

Dated: March 16, 2020	By:	/s/ Raymond Fu
Chief Executive Officer